

August
2018

Falcon Minerals Investor Presentation

Important notice and disclaimer

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Presentation, which reflect the current views of Osprey and Royal with respect to future events and financial performance, and any other statements of a future or forward-looking nature, constitute "forward-looking statements" for the purposes of federal securities laws. These forward-looking statements include, but are not limited to, statements with respect to the completion of the transactions contemplated by the definitive agreement between Osprey and Royal and the future operating and financial performance, business plans and prospects of the combined company. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The forward-looking statements contained in this Presentation are based on Osprey's and Royal's current expectations and beliefs concerning future developments and their potential effects on Osprey and Royal. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Osprey's or Royal's control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

A description of certain risks and uncertainties and factors that could cause actual results to differ materially from past results and future plans and projected and estimated future results can be found in Osprey's filings with the U.S. Securities and Exchange Commission (the "SEC"), including the definitive proxy statement filed by Osprey with the SEC in connection with the proposed business combination and Osprey's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, all of which are available free of charge at www.sec.gov.

None of Osprey, Royal or their respective affiliates or representatives assumes any obligation to update or correct any forward-looking statements or other information contained in this Presentation.

RESERVE INFORMATION

Reserve engineering is a process of estimating underground accumulations of hydrocarbons that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions could impact Osprey's strategy and change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of oil and natural gas that are ultimately recovered. Estimated Ultimate Recoveries, or "EURs," refers to estimates of the sum of total gross remaining proved reserves per well as of a given date and cumulative production prior to such given date for developed wells. These quantities do not necessarily constitute or represent reserves as defined by the SEC and are not intended to be representative of all anticipated future well results.

ADDITIONAL INFORMATION

This Presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed business combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. In connection with the proposed business combination, on August 3, 2018, Osprey filed with the SEC a definitive proxy statement. Osprey commenced mailing the definitive proxy statement to its stockholders on August 3, 2018. OSPREY STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED BUSINESS COMBINATION AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Stockholders will also be able to obtain copies of the proxy statement, without charge, at the SEC's website at www.sec.gov.

PARTICIPANTS IN THE SOLICITATION

Osprey and its directors and officers may be deemed participants in the solicitation of proxies of Osprey's stockholders in connection with the proposed business combination. Osprey stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Osprey in the definitive proxy statement and other relevant materials filed by Osprey with the SEC in connection with the proposed business combination and in Osprey's Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

Falcon Minerals management presenters



Jonathan Z. Cohen

Chairman



Edward E. Cohen

Vice Chairman



Daniel C. Herz

Chief Executive Officer

Upstream

- Organically built Atlas Energy up from its $31 million IPO to the Company's ultimate sale to Chevron for $4.3 billion
- Under the team's leadership Atlas Energy pioneered shale energy in the Marcellus Basin between 2005 and 2010, drilling more wells in Southwestern Pennsylvania than any other Company
- Effectuated $23 billion in acquisitions and divestitures in upstream and midstream assets

Midstream

- Messrs. Cohen led the IPO of Atlas Pipeline Partners, L.P. in 2000 and Atlas Energy, Inc. in 2004
- Oversaw the growth of Atlas Pipeline Partners from a $40 million enterprise to its collective sale to Targa Resources for $7.7 billion in 2015
- Industry leading experience in the Permian Basin with Atlas Pipeline Partners, Pioneer's principal processor
- Edward Cohen named Energy Executive of the Year by Hart Energy publication in 2011

First-mover, independent, high-quality minerals C-Corp

Osprey Energy Acquisition Corp.

- $275 million equity raised in July/August 2017
- SPAC formed by Jonathan Cohen, Edward Cohen and Daniel Herz to acquire unique energy investment opportunity

ROYAL RESOURCES | **Blackstone**

- Mineral and royalty business formed in 2011
- Core-of-the-core Eagle Ford in DeWitt, Karnes, and Gonzales counties
- Blackstone: Major shareholder & active participant
- Blackstone is a highly experienced energy investor (~$15 billion committed to energy)

Falcon Minerals

(NASDAQ: FLMN)

Key Transaction Highlights

Osprey will acquire the assets of Royal Resources to create Falcon Minerals

- Falcon Minerals will have an enterprise value of $894 million[(1)]
  - Blackstone to retain a $400 million equity interest (~47% ownership with a majority of the board)[(2)]
  - PIPE investors acquired a $115 million equity interest
  - $35 million drawn on revolving credit facility ($500 million facility size with $115 million initial borrowing base)
- Attractive entry multiples **at $60/bbl** provide management a platform for significant growth at a discount to peers[(4)]
  - 8.3x 2019E EV/EBITDA (~29% below peer average[(3)]) and 2019E free cash flow yield of ~11.6%
  - 10.2x 2018E EV/EBITDA (~19% below peer average[(3)]) and 2018E free cash flow yield of ~9.3%

(1) See slide 26 (Sources, uses and pro forma valuation) for purchase price details.
(2) Assumes no redemptions of Osprey common stock in connection with the consummation of the acquisition. Transaction structure allows for Blackstone to possibly receive additional equity through an earn-out tied to stock price appreciation. Falcon Minerals will issue an additional 10 million shares to Blackstone if Falcon Minerals stock price reaches $12.50/share and an additional 10 million shares if Falcon Minerals stock price reaches $15.00/share on a 30 calendar day volume-weighted average trading price within the next seven years post close of transaction (with the amount of shares and the earn-out thresholds subject to potential adjustment in the event that the Falcon Minerals dividends exceed $0.50 per share per year).
(3) Peers include BSM, FRU, KRP and VNOM.
(4) Multiples calculated as of First Call pricing on 4/2/18 (~$60/bbl and ~$3/mcf in 2018 and 2019), the approximate date on which Osprey commenced its financial analysis of the acquisition opportunity.

Falcon Minerals investment thesis

- Falcon Minerals intends to acquire **core-of-the-core minerals assets** in leading plays with **sustainable free cash flow and visible growth**
- Future acquisitions will be geared towards accretively driving production growth, free cash flow, dividends and generating shareholder returns

Key highlights

Robust free cash flow from core-of-the-core positions

- Core Eagle Ford position offers ~3,000 undeveloped locations with IRRs to the operators of >100%(1)
- Additional upside from core-of-the-core Marcellus Shale minerals and additional Eagle Ford zones

Tier 1 operators

ConocoPhillips

eog resources

bp *

devon *

PIONEER NATURAL RESOURCES

Active development

- 100% conversion of permits to PDP
- 189 line-of-sight wells
- Meaningful activity step-up potential from BP's acquisition of BHP Black Hawk acreage
- $10.5bn BHP purchase price implies significant look-through value of Eagle Ford and substantial third-party validation of world-class quality of liquids-rich Black Hawk asset

Abundant takeaway infrastructure with attractive differentials

- Well built-out midstream infrastructure provides abundant takeaway capacity
- Eagle Ford has best differentials of any U.S. oil play, including the Permian(2)
- Minerals companies are directly impacted by differentials and realized pricing

Attractive entry multiples and valuation

- 8.3x 2019E EV/EBITDA (~29% below peer average(3)) and 2019E FCF yield of ~11.6%
- 10.2x 2018E EV/EBITDA (~19% below peer average(3)) and 2018E FCF yield of ~9.3%
- Falcon yields and multiples calculated using ~$60/bbl / ~$3/mcf

Osprey management and Blackstone expertise

- Osprey management has a successful track record of building energy companies organically and through third party acquisitions
- Blackstone will have significant ownership and Board representation
- Blackstone will leverage energy expertise to help drive accretive acquisitions and value for shareholders

Royal Resources checks all the boxes

Robust free cash flow from core-of-the-core positions	Tier 1 operators	Active development	Abundant takeaway infrastructure with attractive differentials	Attractive entry multiples and valuation	Osprey management and Blackstone expertise
✓	✓	✓	✓	✓	✓

Source: Oil differentials per Bloomberg. Eagle Ford approximated as differential between WTI and LLS.
(1) Multiples calculated as of First Call pricing on 4/2/18 (~$60/bbl and ~$3/mcf in 2018 and 2019), the approximate date on which Osprey commenced its financial analysis of the acquisition opportunity.
(2) As of 7/11/2018.
(3) Peers include BSM, FRU, KRP and VNOM. Average as of 8/3/2018.
* BP will control drilling decisions on Royal's acreage operated by the BHP/Devon JV after BP's $10.5bn acquisition of BHP's U.S. shale assets closes (BP announced closing expected Oct 2018).

Falcon Minerals business strategy

A Benefit from organic development of our acreage

B Pursue accretive acquisitions

C Focus on total stockholder returns

D Maintain a conservative capital structure


Falcon Minerals
Growth within free cash flow

Falcon Minerals investment highlights:
a leading, core-of-the-core Eagle Ford royalties business

1 **High margin cash flows with strong free cash flow generation**	▪ Consistent cash margins in excess of 85% and cash costs significantly less than leading E&P operators ▪ Significantly lower sensitivity to commodity price decreases and D&C cost increases than E&P operators ▪ No capital expenditures or direct operating expenses and limited legal and environmental liabilities
2 **Assets in the core-of-the-core Eagle Ford shale**	▪ 251,435 gross unit acres in condensate-rich / volatile oil Eagle Ford fairway (DeWitt, Karnes and Gonzales counties) ▪ <$35 / bbl operator break-evens[1], proving to be resilient during all commodity price cycles ▪ The Eagle Ford shale is the most geographically advantaged large-scale oil play in the U.S. – advantaged basis differentials and abundant takeaway capacity relative to other plays, **including the Permian**
3 **Extensive, repeatable drilling inventory of highly economic locations**	▪ ~3,000 undeveloped locations with IRRs to the operators of >100% provides ~20 years of drilling inventory[2] ▪ 22.5% royalty interest in ConocoPhillips-operated Hooks Ranch – >89% undeveloped – Wells outperforming Ryder Scott type curve by 1.5x using Vintage 4 completions – Completed first Eagle Ford Vintage 5 completions wells in 2Q'18, expected to continue to drive greater efficiency
4 **High-quality operators with active development programs and visible production growth**	▪ ConocoPhillips, EOG, BP (once BHP acquisition closes) and Devon account for ~90% of 2018E cash flows ▪ ConocoPhillips has publicly stated plans for 25% production CAGR in Eagle Ford from year-end 2017 to 2020 ▪ BP acquisition (BP announced closing expected Oct 2018) should meaningfully accelerate development of BHP's high-quality acreage ▪ EOG has identified the Eagle Ford as most economic region in its portfolio, with after tax rate-of-return of 143% in 2017
5 **Significant upside potential from numerous opportunities**	▪ Further development of the Upper Eagle Ford and Austin Chalk and optimization of well spacing in and across benches ▪ D&C techniques with longer laterals, enhanced lateral placement, high proppant intensity and tighter frac spacing ▪ Opportunities for recompletions and enhanced oil recovery
6 **Highly attractive relative and absolute value**	▪ Attractive multiples using ~$60/bbl and ~$3/mcf price deck – 8.3x 2019E EV/EBITDA (~29% below peer average[3]) and 2019E FCF yield of ~11.6% – 10.2x 2018E EV/EBITDA (~19% below peer average[3]) and 2018E FCF yield of ~9.3%
7 **Experienced and proven management team and financial sponsor**	▪ Osprey management successfully built and ran multiple energy companies and generated robust shareholder returns ▪ Blackstone is one of the largest independent managers of private capital with an extensive energy investment platform; since 1997, Blackstone has committed ~$15 billion of private equity capital to the energy sector[4] ▪ Blackstone will own ~47% of the economics, hold a majority of the board seats and be actively involved in the company

(1) RS Energy Group.
(2) Represents drilling inventory years at current development pace on Falcon Minerals' acreage of 153 wells per year.
(3) Peers include BSM, FRU, KRP and VNOM.
(4) As of March 31, 2018.

1 Advantaged, differentiated high-margin oil-weighted assets with high-FCF conversion and no capex

	Falcon Minerals	E&P operator
No direct operating costs or capital expenditures	✓	✗
Reduced sensitivity to commodity prices	✓	✗
Consistent high margins in excess of 85%	✓	✗
No direct exposure to oilfield services cost inflation	✓	✗
Limited legal and environmental liabilities	✓	✗

Leading cost structure with high cash margins relative to leading E&P operators

1Q18 Full-cycle cash margins



(Cash margin and $ per BOE)
86%
$38.34
72%
$36.36
63%
$26.19
63%
$28.97
58%
$30.68
48%
$21.33
43%
$19.53
41%
$18.15
33%
$10.01
Average: 53%
Falcon Minerals (1)
E&P1
E&P2
E&P3
E&P4
E&P5
E&P6
E&P7
E&P8

1Q18 Full-cycle cash costs



($ per BOE)
Falcon Minerals is not burdened by LOE or F&D costs
$6.25
$14.19
$15.07
$17.30
$19.94
$22.62
$22.70
$25.58
$26.01
Average: $20.43
Falcon Minerals (1)
E&P1
E&P2
E&P3
E&P4
E&P5
E&P6
E&P7
E&P8
LOE
GP&T
Prod taxes
Cash G&A
F&D

Source: Company information and public filings.
Note: E&P operators include: CLR, CPE, EOG, FANG, PE, PXD, WPX and XEC.
(1) Falcon Minerals reflects pro forma 1Q18 financials for GP&T and production and ad valorem taxes. G&A run at Falcon Minerals projections of $5mm per year, equivalent to $1.25mm per quarter.

2 Core-of-the-core Eagle Ford position

Key highlights

- ✓ 251,435[1] gross unit acres in the core of the prolific condensate-rich / volatile oil Eagle Ford fairway, with ~3,000 locations with IRRs to the operators of >100%[2]
  - 2,513 net royalty acres
  - 10.35 Mboe 1P SEC reserves per net royalty acre[3]
- ✓ Industry-leading operator single well economics with IRRs >100% and break-evens under $35 / bbl
  - Provides stability of cash flows in lower commodity price environments
  - BP acquisition signals a powerful strategic commitment by industry and BP to develop the Black Hawk field
- ✓ Multi-stacked pay across benches in Lower Eagle Ford, Upper Eagle Ford and the Austin Chalk
- ✓ Area undergoing a technical renaissance largely due to modern D&C techniques
- ✓ Advantaged basis differentials due to well-established infrastructure and proximity to Gulf Coast

Attractive break-evens under $35 / bbl



Break-even PV10 ($/bbl)
$34
$35
$37
$38
$39
$39
$41
$45
$46
$48
EF Karnes/DeWitt
Permian Basin
San Juan Basin
DJ Basin
Average Eagle Ford
STACK
SCOOP
Bakken
Marcellus
Eaglebine

Falcon Minerals acreage is in the Eagle Ford core



Kerr
Kendall
Hays
Bastrop
Real
Bandera
Comal
Caldwell
Guadalupe
Uvalde
Medina
Bexar
Wilson
De Witt
Zavala
Karnes
Goliad
Texas
La Salle
McMullen
Live Oak
Bee
Refugio
Webb
IP90 / 1,000' (boe)
< 40
41 - 60
61 - 80
81 - 100
101 - 120
121 - 140
141 - 160
> 160
0 5 10 20 30 40
Miles

Source: Company data and RS Energy Group.
(1) Inclusive of overlapping Lower and Upper Eagle Ford unit acreage.
(2) As of First Call pricing on 4/2/18 (~$60/bbl and ~$3/mcf in 2018 and 2019), the approximate date on which Osprey commenced its financial analysis of the acquisition opportunity.
(3) Falcon Eagle Ford excludes net royalty acres in the Marcellus and 2,013 Mboe of reserves in the Marcellus.

2 The Eagle Ford shale is the most geographically advantaged large-scale oil play in the U.S.

Key takeaways

- ✓ Well-established and extensive midstream infrastructure
- ✓ Strategically located in close proximity to Gulf Coast refineries and export facilities
- ✓ Consistently low basis differentials relative to other large U.S. oil plays, **including the Permian**
- ✓ Oil prices trending towards LLS benchmark due to proximity to Gulf Coast and increasing exports from the region
- ✓ The impact of differentials directly impacts profit margin, profitability of minerals companies

Oil differentials in selected plays(1)



Bakken
~($0.20) / bbl Differential
Permian
~($15.50) / bbl Differential
Best differentials of any U.S. oil play
Eagle Ford
~+$1.80 / bbl Differential

Royal's historical NYMEX WTI and realized oil pricing



Oil Price ($/bbl)
$120
$100
$80
$60
$40
$20
$0
Mar-14
Nov-14
Jul-15
Mar-16
Nov-16
Jul-17
Mar-18
Royal's Field Realization
NYMEX WTI

Royal's historical oil differential



Oil Price Relative to WTI ($/bbl)
Improving differential trending towards LLS benchmark
Jan 18 – Mar 18 average of $0.83
$10
$8
$6
$4
$2
$0
($2)
($4)
($6)
($8)
($10)
($12)
Mar-14
Nov-14
Jul-15
Mar-16
Nov-16
Jul-17
Mar-18

Source: Oil differentials per Bloomberg. Eagle Ford approximated as differential between WTI and LLS.
(1) As of 7/11/2018.

3 Extensive, repeatable and economic drilling inventory

✓ ~3,000 locations with IRRs to the operators of >100%[1]

✓ ~20 years of drilling inventory at current activity levels[2]

12/31/17 SEC Proved Reserves

Reserve category	Oil (Mbbls)	NGL (Mbbls)	Gas (Mmcf)	Total (Mboe)
Proved developed	4,343	1,285	17,410	8,530
Proved undeveloped	11,571	2,057	35,152	19,487
Total proved	**15,914**	**3,342**	**52,562**	**28,016**


Gas
31%
Liquids rich
commodity mix
Liquids
69%


Developed
30%
Largely
undeveloped
Undeveloped
70%

(1) Locations run at NYMEX strip as of 8/3/2018.
(2) Represents drilling inventory years at current development pace on Falcon Minerals' acreage of 153 wells per year.

4 Tier 1 operators on Falcon Minerals acreage

Best-in-class operators on Falcon Minerals acreage

Operator	TEV ($bn)[1]	Net debt / 2018E EBITDA[1]	Credit rating (Moody's / S&P)	2018E EF capex	Active EF rigs	% of Falcon's 2018 cash flow
bp *	$183	1.1x	A1 / A-	NA	2[2]	20%[2]
devon *	$32	1.3x	Ba1 / BBB	$250mm	2[2]	20%[2]
ConocoPhillips	$96	1.0x	Baa1 / A-	Majority of L48 budget	6	49%
eog resources	$76	0.7x	Baa1 / BBB+	Significant portion of L48 budget	11	21%
PIONEER NATURAL RESOURCES	$32	0.5x	Baa2 / BBB	NA	NA	Under 1%

Operator acreage locator



Guadalupe
Gonzales
Lavaca
Wilson
Texas
De Witt
Karnes
Victoria
Goliad
BP / DVN
COP
EOG
PXD
0 2.5 5 10 15 20 Miles

Royal's permit timing database is used as predictive indicator of near-term development

- Royal's tracking data dates back to 2010
- Well life cycle history combined with current market intelligence is used as a predictive indicator of near-term development
- 2017 permits realized an average life cycle of 157 days from permit grant to first production

	Permit Granted	Spud	TD	Completed	First Production
Days From Granted Permit	0	42	52	133	157
Royal Inventory (# Permits or Wells)	51	5	111	22	Total: 189

189 current line-of-sight wells compared to 149 as of 5/7/2018 and does not factor the benefit of anticipated significant acceleration by BP post-completion of the BHP acquisition

Source: Company investor presentations and Royal Resources.
(1) FactSet as of 8/3/2018.
(2) BP and Devon expected to share rigs through previous BHP joint venture. BP and Devon represent 2 active Eagle Ford rigs of BHP and Devon combined and 20% of Falcon's 2018 cash flow combined.
* BP will control drilling decisions on Royal's acreage operated by the BHP/Devon JV after BP's $10.5bn acquisition of BHP's U.S. shale assets closes (BP announced closing expected Oct 2018).

4 Top tier assets paired with top tier operators

IP30 progression by operator (Boe/d)



2009-2011
2012-2014
2015-2017
Hooks Ranch April 2018 Avg.
~28% increase
1,680
1,286
1,005
823
ConocoPhillips
~37% increase
1,673
1,223
1,101
*
devon
*
~122% increase
1,327
1,071
597
eog resources
~95% increase
1,420
1,209
729
PIONEER
NATURAL RESOURCES

Top DeWitt operators by wells (2014+)(1)



Wells drilled
Falcon Minerals operator
399
194
99
41
33
25
20
Devon/BHP *
ConocoPhillips
Pioneer
Sabine
EOG
Geosouthern
Statoil

COP Eagle Ford guidance(2)



(Production in MBOED)
~25% CAGR
130
245
2017
2018
2019
2020
Sustaining production
Growth production

Falcon's 2018E FCF by operator



PXD
<1%
Others
9%
DVN/BP
20%
EOG
21%
COP
49%

Source: IHS Enerdeq.
(1) Per PLS PetroScout E&P Database, includes active producing horizontal wells since Jan 2014.
(2) Per COP investor presentation.
* BP will control drilling decisions on Royal's acreage operated by the BHP/Devon JV after BP's $10.5bn acquisition of BHP's U.S. shale assets closes (BP announced closing expected Oct 2018).

4 Active development

Numerous avenues of visible growth

Visible organic growth

- 100% conversion of permits to PDP
- 189 line-of-sight wells
  - 138 wells in progress
  - 51 permits



Well life cycle (permit to first production days)
Undeveloped location
Permit filed
Well spud
Well completed
Well producing
Cumulative days since permit(1)
0
42
133
157

Key operator enthusiasm for the Eagle Ford

- COP: 3-year Eagle Ford production CAGR of 25%; announced moving a rig from the Permian to the Eagle Ford in 2Q'18 earnings call
- EOG: Eagle Ford is most economic region in 2017 portfolio, with after tax rate-of-return of 143%
  - Planned 260 net completions in 2018
- DVN: Diamond Stack multi-zone pilot delivers high-rate wells in Lower and Upper Eagle Ford



ConocoPhillips
Eagle Ford
~25% CAGR
130
245
2017
2018
2019
2020
Sustaining production
Growth production



eogresources

Application of advanced completion designs

- Enhanced recovery from modern completion designs
  - 3,000+ lb/ft proppant design
  - Slickwater yields strong results
- Initial well results from COP Hooks Ranch (22.5% RI) outperforming Ryder Scott type curves by 1.5x using Vintage 4 completions
  - Completed first Eagle Ford Vintage 5 wells in 2Q'18; expected to continue to drive greater efficiency



COP Hooks Ranch 6-well pad production
ConocoPhillips

Near-term acceleration catalysts

- BHP bringing >30 new Eagle Ford wells online in 2Q'18
- BP announced acquisition of BHP's assets for $10.5bn on July 26; expected to close in October 2018
- Significant acceleration of development expected on BHP and Pioneer acreage post Eagle Ford asset sales



FOR SALE
BHP*
SOLD



FOR SALE
PIONEER
NATURAL RESOURCES

(1) Based on 2017 permit realized average.
* BP will control drilling decisions on Royal's acreage operated by the BHP/Devon JV after BP's $10.5bn acquisition of BHP's U.S. shale assets closes (BP announced closing expected Oct 2018).

BP acquisition of BHP's Eagle Ford assets

Multiple catalysts for accelerating production

On July 27, 2018, BP announced the acquisition of BHP's US onshore assets for $10.5 billion

- **Significant third-party validation of world-class quality, scale and potential of the liquids-rich Black Hawk asset**
- Black Hawk asset includes highly contiguous Eagle Ford leasehold on Falcon Minerals acreage
- Builds on BP Lower 48's experience in the Eagle Ford and strong results from BP-Lewis Energy JV
- BP announced anticipated transaction close by the end of October 2018, subject to regulatory approvals
- **Signals a new era in the lifecycle and expected growth trajectory of the world-class Black Hawk field backed by a strategic commitment from one of the world's largest, best-capitalized, leading major oil companies**

BP announced catalysts for accelerating production

- ✓ Target of growing BP Lower 48 oil production to 200 Mbbls/d by the mid 2020s
- ✓ Novel completion techniques resulting in material performance uplift in BP-Lewis Energy JV Eagle Ford wells expected to be directly relatable to acquired Eagle Ford assets
- ✓ Multilateral opportunities in Eagle Ford and Austin Chalk
- ✓ Significant opportunities for cost reduction through synergies with existing BP operations
- ✓ Deep basin knowledge, technical expertise and demonstrated ability to innovate

Eagle Ford learnings expected to be transferable

- Material performance uplift in performance of wells drilled in BP-Lewis Energy JV



BP vs previous operator production(1)
✓ Increased recovery 225%
✓ Increased average IP 30 by 100%
✓ Sustained strong results – cumulative production of 130% more by month 40 than earlier offset operator's wells
Gas rate (mmscfd)
0
2
4
6
8
10
12
BP
Previous operator
0
20
40
60
80
100
Months on production

Source: BP acquisition presentation from 7/27/2018.

(1) Normalized to 6,000' long laterals. Represents performance in BP-Lewis Energy JV in Eagle Ford farm out.

4 Example of active development on Falcon Minerals' acreage

Key takeaways

- ✓ Falcon Minerals has 22.5% royalty interest
- ✓ 100% HBP and operated by ConocoPhillips
- ✓ 60 day IP on recent 6-well pad (4 Lower Eagle Ford, 2 Upper Eagle Ford) outperformed Ryder Scott type curve by 1.5x
- ✓ Success of Hooks Ranch co-development yields blueprint for broader COP development
- ✓ >89% undeveloped[1], providing significant growth opportunity
- ✓ Estimated break-evens of $25/bbl[2]

Relative value of inventory by operator (PV10%)[3]



All others
COP

Hooks Ranch unit summary & locator map



6-well pad brought online in late February 2018
Texas
Gonzales
Karnes
De Witt
De Witt
>89% Undeveloped
Hooks Lease
0 0.15 0.3 0.6 0.9 1.2 Miles

(1) Based on well locations.
(2) Based on RS Energy Group.
(3) Multiples calculated as of First Call pricing on 4/2/18 (~$60/bbl and ~$3/mcf in 2018 and 2019), the approximate date on which Osprey commenced its financial analysis of the acquisition opportunity.

5 Significant, attractive, technically-driven upside and organic growth potential

BHP U.S. shale assets sale process	▪ BP announced acquisition of BHP assets for $10.5bn on July 26; BP announced closing expected in October 2018 ▪ Development on BHP's Eagle Ford acreage expected to accelerate upon completion of sale to BP ▪ External validation of the high quality, long lived, core-of-the-core Eagle Ford assets
Further development of the Upper Eagle Ford and Austin Chalk	▪ Multiple operators are proving the Upper Eagle Ford to be attractive target across Falcon's acreage ▪ Positive early well results from nearby operators in Upper Austin Chalk interval; potential for >1,000 Upper Austin Chalk wells on acreage ▪ Ongoing tests on Lower Austin Chalk interval by ConocoPhillips; potential for >500 additional Lower Austin Chalk wells
Utilization of modern drilling and completion techniques	▪ Operators are achieving improved recoveries and economics by utilizing longer laterals ▪ Modern completion techniques focused on increased proppant intensity of greater than 3,000 lbs/ft, transition to slickwater and tighter frac stage spacing, which has lead to record initial production rates across the play
Continued evolution in well spacing	▪ Downspacing is a major focus of operators such as ConocoPhillips, EOG, BP and Devon ▪ Significant in-place resource can be further exploited via decreasing the space between wells in the both the Upper and Lower Eagle Ford intervals ▪ Potential to double Upper Eagle Ford drilling inventory with downspacing
Optimization and refinement of the placement and length of well laterals	▪ Refinement of operator development plans and well placement to optimally exploit significant resource in place ▪ Utilization of findings and results from modern drilling and completion tests to enhance operator development plans and increase recovery factors
Opportunities for recompletions and enhanced oil recovery	▪ Deep inventory of older wells on acreage are prime recompletion targets ▪ Recent results show significant uplift in well performance post recompletion ▪ EOG implemented Enhanced Oil Recovery Program ("EOR") in the Eagle Ford; expected to convert 90 wells to EOR in 2018 and add 30% – 70% reserves as a result of the program

6 Attractive entry point into the minerals segment

Falcon yields and multiples calculated using ~$60/bbl and ~$3/mcf price deck
Current First Call pricing is $68.31/bbl and $3.04/mcf

Projected free cash flow yield



2019E
11.6%
11.0%
10.4%
9.6%
7.0%
4.9%
Peer Average 8.6%
Falcon Minerals (1)
Freehold
BLACK STONE MINERALS
(2)
VIPER
PRAIRIESKY
2018E
10.2%
10.1%
9.3%
9.2%
5.9%
4.5%
Peer Average 8.0%
Freehold
BLACK STONE MINERALS
Falcon Minerals (1)
(2)
VIPER
PRAIRIESKY

Projected EV / EBITDA



2019E
18.7x
14.1x
12.0x
10.3x
10.1x
8.3x
Peer Average 13.0x
PRAIRIESKY
VIPER
(2)
Freehold
BLACK STONE MINERALS
Falcon Minerals (1)
2018E
20.4x
17.0x
12.2x
10.9x
10.3x
10.2x
Peer Average 14.2x
PRAIRIESKY
VIPER
(2)
BLACK STONE MINERALS
Freehold
Falcon Minerals (1)

Source: Peers based on publicly available information and FactSet as of 8/3/2018.
Note: Free cash flow yield equivalent to distributable cash flow yield for MLP peers.
(1) Falcon Minerals reflects management projections run at ~$60/bbl / ~$3/mcf for 2018 and 2019, the approximate date on which Osprey commenced its financial analysis of the acquisition opportunity.
(2) Pro forma for announced Haymaker acquisition. Assumes 2018E EBITDA equals annualized pro forma Q1 2018 actual EBITDA as disclosed in KRP presentation as of 5/29/2018. 2018E FCF per share calculated as 1.2 multiplied by the annualized Q1 2018 standalone actual distributable cash flow per share as disclosed in KRP presentation as of 5/29/2018.

6 Industry-leading returns at an attractive valuation

2018E free cash flow forward yield + 2019E free cash flow forward yield



2018E free cash flow forward yield
2019E free cash flow forward yield
Falcon yields and multiples calculated using ~$60/bbl and ~$3/mcf price deck
Current First Call pricing is $68.31/bbl and $3.04/mcf
20.9%
11.6%
9.3%
Falcon Minerals (1)
21.3%
11.0%
10.2%
Freehold
20.5%
10.4%
10.1%
Black Stone
18.8%
9.6%
9.2%
(2)
12.8%
7.0%
5.9%
Viper
9.3%
4.9%
4.5%
PrairieSky
Average: 16.6%
11.6%
6.1%
5.5%
7.9%
4.1%
3.7%
Franco Nevada
Average: 9.7%
14.4%
7.8%
6.5%
ConocoPhillips
13.9%
7.9%
6.0%
OXY
6.8%
3.8%
2.9%
eog resources
Average: 11.7%
Q1 production % liquids: 71% 54% 31% 33% 85% 47% N/A N/A 63% 79% 70%
O&G mineral / royalty interest
Metal mineral / royalty interest
E&P operators(3)

Source: Company information and FactSet as of 8/3/2018.
Note: Free cash flow yield equivalent to distributable cash flow yield for MLP peers.
(1) Falcon Minerals reflects management projections run at ~$60/bbl / ~$3/mcf for 2018 and 2019, the approximate date on which Osprey commenced its financial analysis of the acquisition opportunity.
(2) 2018E FCF per share calculated as 1.2 multiplied by the annualized Q1 standalone actual distributable cash flow per share as disclosed in KRP presentation as of 5/29/2018.
(3) Free cash flow for E&P operators calculated as cash flow from operations less capex.

6 Focused on shareholder returns

Driving shareholder value through a combination of:

- ✓ Exposure to top-tier acreage and active operators
- ✓ Commitment to return capital to shareholders
- ✓ Disciplined acquisition underwriting process
- ✓ Substantial projected year-over-year free cash flow growth
- ✓ Projected yield compression as Falcon Minerals delivers on business plan

Attractive returns profile



2018E free cash flow yield
Yield compression to mean
2019E free cash flow yield
Share price appreciation
Total organic growth
3rd party acquisitions
Total potential return

7 Fragmentation of minerals market presents opportunity for consolidation

- ✓ Osprey management and Blackstone have broad industry networks
- ✓ Minerals space is highly fragmented
- ✓ Limited universe of public buyers
- ✓ Public equity provides currency to make strategic accretive acquisitions
- ✓ $5.3+ billion of commitments to privately owned assets – overall market is significantly larger

$5.3+ billion of privately funded minerals companies

Company	Commitment ($mm)	Owner type
Company A	$2,000	Endowment
Company B	$1,000	Private equity
Company C	$632	Pension
Company D	$300	Private equity
Company E	$300	Private equity
Company F	$300	Private equity
Company G	$254	Private equity
Company H	$200	Family
Company I	$100+	Private equity
Company J	$100	Private equity
Company K	$100	Private equity
Company L	$58	Private equity
Company M	$11	Family
Total	**$5,300+**	**Various**

7 Leverage Osprey's management expertise to make accretive minerals acquisitions

Osprey management team has the expertise and proven track record to deliver immense value to shareholders through future minerals acquisitions

- ✓ Proven ability to execute strategic transactions with a variety of buyers and sellers
  - Effectuated $23 billion in oil and gas acquisitions and divestitures
  - Employed organic acquisition strategy at Atlas Energy, acquiring over 250,000 acres in the Marcellus Shale and generating total shareholder returns of over 930% for IPO investors
  - Executed successful buy and build strategy at Atlas Pipeline Partners, acquiring $4 billion of assets and generating total shareholder returns of over 420% for IPO investors
- ✓ Strategic foresight – identified potential for significant economic returns in the Marcellus Shale and Permian Basin while others were departing

Atlas Energy

Sale to Chevron for $4.3 billion **generating returns of over 930% (~45% CAGR) for IPO investors**



$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
May-04
May-06
May-08
May-10
Chevron

Atlas America IPO on May 10, 2004 at $6.89 per share[(1)]

Pioneering the Marcellus Shale

AtlasPipeline

Sale to Targa Resources for $7.7 billion ***generating returns of over 420% (~11% CAGR) including dividends***



$80.00
$64.00
$48.00
$32.00
$16.00
$0.00
Jan-00
Jan-04
Jan-08
Jan-12
TARGA

Atlas Pipeline Partners IPO on January 22, 2000 at $13.00 per share

A successful buy and build story

(1) IPO price and chart adjusted for 3-for-2 stock split in April 2007 and 3-for-2 stock split in April 2008.

7 Blackstone is a world-class financial partner

Blackstone Energy Platform

- Blackstone is one of the largest independent managers of private capital in the world with an extensive energy investment platform
- Since 1997, Blackstone has made **35 energy private equity investments and committed ~$15 billion of private equity capital to the energy sector** (1)
- Blackstone Energy Partners ("BEP") has built a leading energy sector private equity investing franchise with a successful track record of investing in partnerships with exceptional management teams seeking to facilitate growth and to realize the full potential of their businesses
- Blackstone's energy private equity activities are funded by:
  - Blackstone Energy Partners II – a $4.5Bn energy-focused private equity fund
  - Blackstone Capital Partners VII – a $18.5Bn diversified fund investing alongside BEP in energy

Blackstone Royal Partnership

- Initial investment made in June 2011 using a network of local land agents, title experts and law firms
- **Significant capital deployed across hundreds of discrete proprietary acquisitions** made directly from local landowners of pre-production shale minerals and royalties **to assemble top tier, core-of-the-core acreage position**
- Blackstone will be a long-term holder of the pro forma company, **retaining ~47% of the economics, holding a majority of board seats and remaining actively involved in driving growth**

Selected Eagle Ford Investments

GeoSouthern Energy Corporation

- Blackstone and GeoSouthern formed a joint venture partnership to accelerate the expansion, drilling and development of its Eagle Ford position in South Central Texas
- The assets including ~82,000 net acres in DeWitt and Lavaca counties were **sold to Devon Energy (NYSE: DVN) in November 2013 for $6 billion**

Gavilan Resources

- In March 2017, acquired ~155,000 net acres in the Eagle Ford from Anadarko for $2.3 billion via a 50/50 partnership with Sanchez Energy
- Large, contiguous position in Dimmit, Webb, Maverick, and La Salle Counties, Texas

Selected Current Energy Investments

Guidon Energy | Rock Ridge Royalty | Primexx Energy Partners | LLOG Exploration | Jetta Permian, LP | Vine Oil & Gas | Beacon Offshore Energy | Siccar Point Energy

(1) As of 3/31/2018.

Financial Overview



Conservative and disciplined financial philosophy

- Strong balance sheet capable of funding accretive acquisitions
- Target debt / EBITDA of <1.0x (with initial expected leverage under 0.4x)
- Flexibility through commodity cycles due to strong liquidity and low leverage profile
- Committed to delivering strong corporate level returns
  - Disciplined underwriting standards for acquisitions
  - Intrinsic value and IRR focused investment decisions
  - Focus on returning capital to investors while maintaining ample liquidity

Sources, uses and pro forma valuation

Projections calculated using ~$60/bbl and ~$3/mcf price deck
Current First Call pricing is $68.31/bbl and $3.04/mcf

Sources & uses

($ in millions)

Sources		Uses	
Osprey trust cash	$275	Blackstone cash consideration	$400
Rollover equity from Blackstone	400	Rollover equity from Blackstone	400
PIPE	115	Founders' shares	69
Founders' shares	69	Illustrative fees and expenses	25
Revolver	35		
Total sources	**$894**	**Total uses**	**$894**

Ownership summary

Shares (mm)		
Public IPO shares	27.5	32.0%
Founders' shares	6.9	8.0%
Blackstone shares	40.0	46.6%
PIPE shares	11.5	13.4%
Total	**85.9**	**100.0%**

Implied valuation at Osprey $10 share price[2]

($ and shares in millions)

Illustrative Osprey share price		$10.00
Shares (no warrants)		85.9
Equity value		$859
Plus: Revolver		35
Less: cash on balance sheet		-
TEV @ $10 price		**$894**
Total dividends[2] and dividend yields:		
FY 2018E[3]	$77	9.0%
FY 2019E	$90	10.5%

Ownership summary



PIPE shares
13.4%
Public IPO shares
32.0%
Blackstone shares
46.6%
Founders' shares
8.0%

Note: Excludes earn-out.
(1) Assumes no redemptions of Osprey common stock in connection with the consummation of the acquisition. Transaction structure allows for Blackstone to possibly receive additional consideration through an earn-out tied to stock price appreciation. Falcon Minerals will issue an additional 10 million shares to Blackstone if Falcon Minerals stock price reaches $12.50/share and an additional 10 million shares if Falcon Minerals stock price reaches $15.00/share on a 30 calendar day volume-weighted average trading price within the next seven years post close of transaction (with the amount of shares and the earn-out thresholds subject to potential adjustment in the event that the Falcon Minerals dividends exceed $0.50 per share per year).
(2) Per management projections assuming 97% payout ratio in 2018 and 91% payout ratio in 2019. Projections run at ~$60/bbl / ~$3/mcf for 2018 and 2019 which reflects pricing as of the approximate date on which Osprey commenced its financial analysis of the acquisition opportunity.
(3) 2018E total dividends reflect full year dividends.

Financial projections – at onset of Osprey/Royal discussions

First Call pricing – 4/2/2018[5]

Financial assumptions

- Development plan constructed by aggregating individual operators
  - Averages 8 gross rigs in 2018 and 2019
- First Call pricing as of 4/2/18:

	2018E	2019E
WTI crude oil ($/bbl)	$60.08	$59.75
Natural gas ($/mcf)	2.99	2.95

  - NGL: ~44% of WTI
- Differentials based on last 3 months historical data
- Production and ad valorem taxes of 5.7% of revenue in 2018 and 2019
- Income taxes based on a 21% corporate tax rate

Projected cash flow summary

($ in millions unless otherwise specified)	2017A[1]	2018E	2019E
Net production			
Oil + Cond (Mbbls)	859	1,284	1,599
Gas (Mmcf)	3,010	4,346	5,436
NGL (Mbbls)	286	311	279
Total (MBoe)	**1,647**	**2,318**	**2,785**
MBoepd	4.5	6.4	7.6
Y-o-Y growth %		*40.7%*	*20.1%*
% Liquids	*69.5%*	*68.8%*	*67.5%*
Operating metrics			
WTI oil price - First Call 4/2/18	$50.95	$60.08	$59.75
HH gas price - First Call 4/2/18	3.11	2.99	2.95
Realized pricing			
Oil	$50.72	$62.13	$62.22
Gas	2.68	2.96	3.02
NGL	20.88	26.30	26.19
Total revenue	**$62**	**$101**	**$123**
Expenses			
Production & ad valorem taxes	($3)	($6)	($7)
Gathering & transportation	(3)	(3)	(3)
G&A	(6)	(5)	(5)
Total Expenses	**($12)**	**($14)**	**($15)**
EBITDA	$50	$87	$108
Interest expense[2]	(1)	(2)	(1)
Income taxes	-	(5)	(8)
Free cash flow[3]	**$48**	**$80**	**$99**
Payout ratio	100%	97%	91%
Total dividends at ~$60 oil:	**$48**	**$77**	**$90**
Shares outstanding[4]		85.9	85.9
Dividend per share		$0.90	$1.05
Balance sheet			
Cash		-	-
Revolver balance		34	25
Net debt		$34	$25
Net debt / EBITDA		0.4x	0.2x

(1) Pro forma for asset divestitures in 2017. Production NYMEX and realized pricing based on preliminary pro forma LOS. Revenues and expenses based on preliminary pro forma unaudited financial statements.
(2) Inclusive of 1H18 interest attributable to outstanding Royal debt.
(3) 2017 pro forma free cash flow based on asset level cash flow – G&A – interest for illustrative purposes, but excludes certain non-asset level items that are not available pro forma for asset divestitures in 2017.
(4) Represented on a fully converted basis. Excludes earn-out.
(5) The approximate date on which Osprey commenced its financial analysis of the acquisition opportunity.

Financial projections – pricing environment as of the announcement of the acquisition

NYMEX Strip pricing – 6/1/2018

Financial assumptions

- Development plan constructed by aggregating individual operators
  - Averages 8 gross rigs in 2018 and 2019
- Strip pricing as of 6/1/18:

	2018E	2019E
WTI crude oil ($/bbl)	$65.30	$62.80
Natural gas ($/mcf)	2.92	2.81

  - NGL: ~44% of WTI
- Differentials based on last 3 months historical data
- Production and ad valorem taxes of 5.7% of revenue in 2018 and 2019
- Income taxes based on a 21% corporate tax rate

Projected cash flow summary

($ in millions unless otherwise specified)	2017A(1)	2018E	2019E
Net production			
Oil + Cond (Mbbls)	859	1,284	1,599
Gas (Mmcf)	3,010	4,346	5,436
NGL (Mbbls)	286	311	279
Total (MBoe)	**1,647**	**2,318**	**2,785**
MBoepd	4.5	6.4	7.6
Y-o-Y growth %		*40.7%*	*20.1%*
% Liquids	*69.5%*	*68.8%*	*67.5%*
Operating metrics			
WTI oil price - Strip 06/01/2018	$50.95	$65.30	$62.80
HH gas price - Strip 06/01/2018	3.11	2.92	2.81
Realized pricing			
Oil	$50.72	$67.95	$65.39
Gas	2.68	2.89	2.87
NGL	20.88	28.61	27.53
Total revenue	**$62**	**$109**	**$128**
Expenses			
Production & ad valorem taxes	($3)	($6)	($7)
Gathering & transportation	(3)	(3)	(3)
G&A	(6)	(5)	(5)
Total Expenses	**($12)**	**($14)**	**($15)**
EBITDA	$50	$95	$113
Interest expense(2)	(1)	(2)	(1)
Income taxes	-	(7)	(9)
Free cash flow(3)	**$48**	**$86**	**$103**
Payout ratio	100%	90%	91%
Total dividends	**$48**	**$77**	**$93**
Shares outstanding(4)		85.9	85.9
Dividend per share		$0.90	$1.09
Balance sheet			
Cash		-	-
Revolver balance		33	24
Net debt		$33	$24
Net debt / EBITDA		0.3x	0.2x

(1) Pro forma for asset divestitures in 2017. Production NYMEX and realized pricing based on preliminary pro forma LOS. Revenues and expenses based on preliminary pro forma unaudited financial statements.
(2) Inclusive of 1H18 interest attributable to outstanding Royal debt.
(3) 2017 pro forma free cash flow based on asset level cash flow – G&A – interest for illustrative purposes, but excludes certain non-asset level items that are not available pro forma for asset divestitures in 2017.
(4) Represented on a fully converted basis. Excludes earn-out.

2018E financial projections – sensitivity analysis
Flat pricing scenarios

Sensitivity analysis

($ in millions, unless otherwise specified)	Flat pricing: $55.00 / $2.85	Flat pricing: $65.00 / $2.85	Flat pricing: $75.00 / $2.85
Benchmark Prices			
WTI ($/bbl)	$55.00	$65.00	$75.00
Henry Hub ($/mcf)	2.85	2.85	2.85
Realized Prices			
Oil ($/bbl)	$57.07	$67.44	$77.82
Gas ($/mcf)	2.81	2.81	2.81
NGL ($/bbl)	24.08	28.46	32.84
Net Production			
Oil (Mbbls)	1,284	1,284	1,284
Gas (Mmcf)	4,346	4,346	4,346
NGL (Mbbls)	311	311	311
Total Net Production (Mboe)	**2,318**	**2,318**	**2,318**
Revenue	$93	$108	$122
Total Expenses	($13)	($14)	($15)
EBITDA	**$80**	**$94**	**$107**
Interest expense[1]	($2)	($2)	($2)
Income taxes	(2)	(7)	(12)
Free cash flow	**$75**	**$84**	**$94**
Illustrative payout ratio of 90%	90%	90%	90%
Total dividends	**$68**	**$76**	**$84**
Shares outstanding	85.9	85.9	85.9
Dividend per share	**$0.79**	**$0.89**	**$0.98**

(1) Inclusive of 1H18 interest attributable to outstanding Royal debt.

Falcon Minerals summary

High margin cash flows with strong free cash flow generation

Assets in the core-of-the-core Eagle Ford shale

Extensive, repeatable drilling inventory of highly economic locations

High-quality operators with active development programs and visible production growth

Significant upside potential from numerous opportunities

Highly attractive relative and absolute value

Experienced and proven management team and financial sponsor

Anticipated transaction timeline

Date	Event
June 4, 2018	■ Transaction announced
June 14, 2018	■ Preliminary proxy filed with the SEC
August 3, 2018	■ File and mail definitive proxy
August 16, 2018	■ Redemption date
August 20, 2018	■ Shareholder vote
Late August 2018	■ Close of transaction



Appendix

Royalties provide superior economics vs. working interests

Royalty, mineral and override interest overview

- Royalty interests are perpetual rights to a fixed percentage of production revenues for minerals extracted
  - Free of capital expenditures and operating expenses
- Mineral interests are like royalty interests, but also:
  - Confer right to lease acreage
  - Receive bonus consideration
  - Receive delay rentals
- Overrides are "synthetic royalty interests" carved out of working interests
- Royalty, mineral and override interests are prioritized over working interest payments, free of credit and counterparty risk and independent of operator margin

Key takeaways

✓ Falcon Minerals' assets consist entirely of royalty, mineral and override interests

  - Mineral and override interests are HBP resulting in a perpetual stream of cash flow with no lease expirations

✓ No capital and direct operating costs results in **high cash conversion**

✓ Reduced sensitivity to commodity prices

Illustrative condensate window economics ($/Boe)



Operating margin
Lease operating expense
F&D
Production and ad valorem taxes
GPT and marketing
Royalties
Realized price: $65.00
$1.28
$3.54
$60.18
Operating margin: 93%
Realized price: $65.00
$16.25
$1.28
$3.54
$12.18
$7.54
$24.21
Operating margin: 37%
Illustrative Falcon Minerals 20% Royalty Interest
Illustrative Eagle Ford Working Interest Owner (1)

(1) Assumes 20% net royalty interest, calculated using an illustrative Eagle Ford Karnes county condensate type curve and realized pricing of $65/Boe.

Illustrative fully diluted share count and ownership

Share counts in millions	Illustrative share price								
	$10.00	$11.00	$12.00	$13.00	$14.00	$15.00	$16.00	$17.00	$18.00
Osprey - Public IPO shares[1]	27.5	27.5	27.5	27.5	27.5	27.5	27.5	27.5	27.5
Osprey - Founders' shares	6.9	6.9	6.9	6.9	6.9	6.9	6.9	6.9	6.9
Osprey - PIPE shares	11.5	11.5	11.5	11.5	11.5	11.5	11.5	11.5	11.5
Osprey - Warrants [2][3]	-	-	0.9	2.5	3.8	5.0	6.0	6.9	7.7
Blackstone shares[4]	40.0	40.0	40.0	40.0	40.0	40.0	40.0	40.0	40.0
Earn-out shares[5]	-	-	-	10.0	10.0	20.0	20.0	20.0	20.0
Total	**85.9**	**85.9**	**86.7**	**98.3**	**99.6**	**110.8**	**111.8**	**112.7**	**113.5**

(1) Assumes no redemptions of Osprey common stock in connection with the consummation of the acquisition.
(2) Assumes treasury share method for warrants.
(3) 7.5mm OSPR founder warrants and 13.75mm OSPR public warrants issued at IPO with a $11.50 strike price.
(4) Includes Blackstone and Riverbend equity stake.
(5) Transaction structure allows for Blackstone to possibly receive additional consideration through an earn-out tied to stock price appreciation. Falcon Minerals will issue an additional 10 million shares to Blackstone if Falcon Minerals stock price reaches $12.50/share and an additional 10 million shares if Falcon Minerals stock price reaches $15.00/share on a 30 calendar day volume-weighted average trading price within the next seven years post close of transaction (with the amount of shares and the earn-out thresholds subject to potential adjustment in the event that the Falcon Minerals dividends exceed $0.50 per share per year).